UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): March 11, 2016

TYCO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in its Charter)

Ireland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

One Albert Quay,
Albert Quay, Cork, Ireland
(Address of Principal Executive Offices, including Zip Code)
353-21-426-0000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01	Other Event
Effective for the first quarter of fiscal 2016, the Company elected to present operating income by segment, as well as Corporate and Other, excluding restructuring and repositioning charges, net. Restructuring and repositioning charges, net, are shown in aggregate. This presentation is consistent with how management reviews the businesses, makes investing and resource decisions and assesses operating performance.
The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports a change such as the one noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast its consolidated financial statements for each of the three years in the period ended September 25, 2015 to reflect the changes in the presentation of operating income by segment as described above. The recast information of Items contained in the Company’s Form 10-K for fiscal 2015 is presented in Exhibit 99.1 to this Form 8-K.
The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate the Company’s audited consolidated financial statements, which were included in its Form 10-K for fiscal 2015, and does not affect the Company’s previously reported net income, earnings per share, cash flows, operating income or assets or liabilities for any of the periods included therein. This Form 8-K does not reflect events occurring after the Company filed its Form 10-K for fiscal 2015 and does not modify or update the disclosures therein in any way, other than to illustrate the changes to the presentation of operating income by segment as described above. For developments subsequent to the filing of the Form 10-K for fiscal 2015, refer to our Quarterly Report on Form 10-Q for the quarter ended December 25, 2015.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Part II, Item 8. Financial Statements and Supplementary Data and Part II, Item 9A. Controls and Procedures from Tyco International plc's Annual Report on Form 10-K for the fiscal year ended September 25, 2015, as filed with the Securities and Exchange Commission on November 13, 2015

101
The following materials from Tyco International plc's Current Report on Form 8-K formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Operations, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Shareholders' Equity, and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL PLC
(Registrant)

	By:	/s/ ROBERT E. OLSON
Robert E. Olson
Executive Vice President and Chief Financial Officer

Date: March 11, 2016